UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2017

Soupman, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53943	61-1638630
(Commission File Number)	(IRS Employer Identification No.)

1110 South Avenue, Suite 100

Staten Island, NY 10314

(Address of principal executive offices and zip code)

(212) 768-7687

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.     Changes in Registrant’s Certifying Accountant

On April 20, 2017 Soupman, Inc. (the “Company”) dismissed MaloneBailey, LLP (“Malone”) as its independent registered public accounting firm, and on April 20, 2017, the Company selected Marcum, LLP (“Marcum”) as its new independent registered public accounting firm responsible for auditing its financial statements.

Malone’s reports on the Company’s financial statements as of and for the two years ended August 31, 2015 and 2016 and through the date of dismissal, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that each of those reports did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company’s ability to continue as a going concern.

The discussion to dismiss Malone and the selection of Marcum was unanimously approved by the Company’s board of directors.

During the years ended August 31, 2015 and 2016 and during the subsequent period through April 20, 2017, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K except that the for the years ended August 31, 2015 and 2016 the reports contained disclosure regarding the Company’s ineffective internal controls and procedures due to a lack of segregation of duties.

During the Company’s two most recent years and in the subsequent interim period through April 20, 2017, the Company did not consult with Marcum regarding application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided Malone with a copy of this current Report on Form 8-K prior to its filing with the SEC, and requested Malone furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects which it does not agree.  A copy of Malone’s letter dated April 24, 2017 is attached as Exhibit 16.1.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Malone to the SEC dated April 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2017	SOUPMAN, INC.

	By:	/s/ Robert Bertrand
Name: Robert Bertrand
Title: President and Chief Financial Officer